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                                                                      Exhibit 23



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-82456, 33-77100, 33-46793, 333-07525,
333-86905, 333-103631 and 333-103632) of Catalina Marketing Corporation of our report dated May 14, 2004 relating to the financial statements, which appears in this Form 10-K.



/s/PricewaterhouseCoopers LLP
Tampa, Florida
May 17, 2004